United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

STERLING BANCORP

(Exact name of registrant as specified in its charter)

New York	No. 1-5273-1	No. 13-256216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 757-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry Into A Material Definitive Agreement

On April 3, 2013, Sterling Bancorp, a New York corporation (“Sterling”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Provident New York Bancorp, a Delaware corporation (“Provident”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Sterling will merge with and into Provident (the “Merger”), with Provident as the surviving corporation in the Merger.  Provident’s certificate of incorporation will be amended at the effective time of the Merger (the “Effective Time”) to change its name to Sterling Bancorp and increase the number of authorized shares of Provident Common Stock. Immediately following the Merger, Provident’s wholly owned subsidiary, Provident Bank, will convert into a national bank, and Sterling’s wholly owned subsidiary, Sterling National Bank, will merge with and into Provident Bank (the “Bank Merger”).  Provident Bank will be the surviving association in the Bank Merger and will change its name to Sterling National Bank.  The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Provident and Sterling.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, Sterling stockholders will have the right to receive 1.2625 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Provident (“Provident Common Stock”) for each share of common stock, par value $1.00 per share, of Sterling (“Sterling Common Stock”).  At the Effective Time, each option granted by Sterling to purchase shares of Sterling Common Stock will be converted into an option to purchase Provident Common Stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration or vesting by reason of the consummation of the Merger and its related transactions), subject to adjustment of the exercise price and the number of shares of Provident Common Stock issuable upon exercise of such option based on the Exchange Ratio.  Each restricted share of Sterling Common Stock will be converted at the Effective Time into a restricted share of Provident Common Stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration or vesting by reason of the consummation of the Merger and its related transactions), adjusted based on the Exchange Ratio.

The Merger Agreement also provides, among other things, that at the Effective Time, Jack Kopnisky, the current President and Chief Executive Officer of Provident, will serve as President and Chief Executive Officer of the combined company, and Louis J. Cappelli, the current Chairman and Chief Executive Officer of Sterling, will serve as Chairman of the Board of Directors of the combined company.  In addition, the Board of Directors of the combined company will be comprised of thirteen directors, of which seven will be former members of the Board of Directors of Provident, including Jack Kopnisky, and of which six will be former members of the Board of Directors of Provident, including Louis J. Cappelli and John Millman, Sterling’s current President.

Simultaneous with the execution of the Merger Agreement, Provident entered into employment agreements or agreements for services with certain officers of Sterling, including Mr. Cappelli, Mr. Millman, John Tietjen, Howard Applebaum, Michael Bizenov, and Dale Fredston (collectively, the “Key Individual Agreements”), in each case, to be effective as of and subject to the occurrence of the Effective Time.  The Key Individual Agreements set forth the terms and conditions of each such individual’s employment or other relationship with Provident following the Effective Time and, when effective, will supersede and replace any prior employment, retention, change of control or other similar agreement with such individual.

The Merger Agreement contains customary representations and warranties from both Provident and Sterling, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement, and (3) its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by Sterling’s stockholders and by Provident’s stockholders, (2) authorization for listing on the New York

Stock Exchange of the shares of Provident Common Stock to be issued in the Merger, (3) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Office of the Comptroller of the Currency, (4) effectiveness of the registration statement on Form S-4 for the Provident Common Stock to be issued in the Merger, and (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Provident and Sterling and further provides that a termination fee of $13,250,000 will be payable by either Provident or Sterling, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Provident or Sterling, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Provident, Sterling, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of Provident and Sterling and a prospectus of Provident, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Provident and Sterling make with the SEC.

Forward-Looking Statements

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Sterling’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Provident’s and Sterling’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Sterling and Provident shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Sterling and Provident businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction;

changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information for Stockholders

In connection with the proposed merger, Provident will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Sterling and Provident and a prospectus of Provident, as well as other relevant documents concerning the proposed transaction.  Sterling and Provident will mail the joint proxy statement/prospectus to their stockholders.  STOCKHOLDERS OF STERLING AND PROVIDENT ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Sterling and Provident at the SEC’s website at www.sec.gov.  The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Sterling’s website at www.snb.com under the tab “Investor Relations,” and then under the heading “SEC Filings,” or at Provident’s website at www.providentbanking.com under the tab “Investor Relations,” and then under the heading “SEC Filings.”

Sterling, Provident and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Sterling and Provident’s shareholders in connection with the proposed merger.  Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 3, 2012.  Information about the directors and executive officers of Provident and their ownership of Provident common stock is set forth in the proxy statement for Provident’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 10, 2013.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated April 3, 2013 by and between Sterling Bancorp and Provident New York Bancorp (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: April 9, 2013
	By:	/s/ John W. Tietjen
JOHN W. TIETJEN
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated April 3, 2013 by and between Sterling Bancorp and Provident New York Bancorp (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).